THIS AGREEMENT made as of the 3rd day of May, 1999.

BETWEEN:

                XITE JEWELRY.COM INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

                                            (hereinafter called the "Purchaser")
                                                               OF THE FIRST PART

                                     - and -


                DG JEWELRY INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

                                               (hereinafter called the "Vendor")
                                                              OF THE SECOND PART


         WHEREAS Vendor wishes to sell, assign and transfer to Purchaser and Purchaser wishes to purchase and acquire from Vendor all of Vendor's right, title and interest in and to all of the third-party site sale and ancillary agreements described on Schedule "A" hereto (the "Purchased Asset");

         AND WHEREAS the Purchaser intends to incorporate a subsidiary corporation pursuant to the laws of the state of Delaware under the name Xitejewelry.com Inc. ("Xite Delaware");

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the promises and the mutual covenants hereinafter contained, the parties hereto covenant and agree as follows:

1. Purchaser hereby purchases and acquires the Purchased Asset from Vendor and Vendor hereby sells and transfers the Purchased Asset to Purchaser upon the terms herein set forth.

2. The Purchaser and the Vendor acknowledge and agree that the purchase price (the "Purchase Price") for the Purchased Asset shall be One Million and Eight Hundred Thousand Dollars ($1,800,000.00).

3. The Purchase Price for the Purchased Asset shall be paid and satisfied by a demand promissory note (the "Promissory Note") issued by Purchaser to Vendor in the amount of One Million and Eight Hundred Thousand Dollars ($1,800,000.00). The Promissory Note shall not bear interest and shall be payable on demand following the earlier of: (a) Ninety

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         (90) days following the successful completion of an initial public offering of approximately 2,200,000 common shares in Xite Delaware; and
         (b) the 31st day of December, 2002.

4.       Purchaser represents and warrants to the Vendor as follows:

         (a) It has been duly incorporated under the laws of the Province of Ontario and is a validly subsisting corporation;

         (b) It has full authority to enter into and carry out the provisions of this Agreement; and

         (c) It is not a "non-Canadian" for the purposes of the Investment Canada Act.

5.       Vendor represents and warrants to the Purchaser as follows:

         (a) It has been duly incorporated under the laws of the Province of Ontario and is a validly subsisting corporation;

         (b) It has full authority to enter into and carry out the provisions of this Agreement;

         (c) It has not previously assigned the Purchased Asset to any other party or parties;

         (d) It owns the Purchased Asset free and clear of all liens and encumbrances, and Vendor has taken all necessary steps to transfer the Purchased Asset to Purchaser in such manner as may be reasonably required by Purchaser; and

         (e) It is neither a "non-resident" for the purposes of the Act nor a "non-Canadian" for the purposes of the Investment Canada Act.

6. All representations, warranties and covenants contained in this agreement shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

7. Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

8.       Time shall be of the essence of this Agreement.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

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10.      This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

11. No modification of or amendment to this agreement shall be valid and binding unless set forth in writing duly executed by the parties hereto.

12.      All dollar amounts referred to in this Agreement are in American funds.

         IN WITNESS WHEREOF the parties hereto have executed this agreement.


                                   XITE JEWELRY.COM INC.


                                   Per:_______________________________
                                   Name:    Daniel Berkovits
                                   Title:   President
                                   I/we have authority to bind the Corporation.

                                   DG JEWELRY INC.


                                   Per:_______________________________
                                   Name:    Jack Berkovits
                                   Title:   President
                                   I/we have authority to bind the Corporation.

                                      -3-

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                                  SCHEDULE "A"

                             THIRD-PARTY AGREEMENTS


1. Agreement between DG Jewelry Inc. and Ubid.com dated the 29th day of March 1999.

2. Agreement between DG Jewelry Inc. and Bid.com, dated the 22nd day of January, 1999.

3. Agreement between DG Jewelry Inc. and Dealdeal dated the 23rd day of March, 1999.

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